Exhibit 10.33

EMPLOYEE PURCHASE AGREEMENT

THIS EMPLOYEE PURCHASE AGREEMENT (this “Agreement”) is made as of             , 2014, between SailPoint Technologies Holdings, Inc., a Delaware corporation (the “Company”), and [•] (the “Employee”).

The Company and Employee desire to enter into this Agreement pursuant to which Employee will purchase, and the Company will sell, [•] shares of Series A Preferred Stock and [•] shares of Common Stock. All shares of Series A Preferred Stock and Common Stock hereby acquired by Employee are referred to herein as “Employee Stock.” Capitalized terms used herein are defined as set forth in Section 4 of this Agreement or as otherwise defined herein.

The parties hereto agree as follows:

1.	Purchase and Sale of Employee Stock.

(a) Upon execution of this Agreement, Employee will purchase, and the Company will sell (i) [•] shares of Series A Preferred Stock, at a price of $1,000 per share, and [•] shares of Common Stock, at a price of $0.0517 per share and (ii) Employee will deliver to the Company or its designee a cashier’s or certified check or wire transfer of funds in the aggregate amount of $[•], except to the extent that the Company, in its sole discretion, allows Employee to pay for such Employee Stock by offsetting amounts from other bona fide obligations owed to Employee by the Company or any of its Subsidiaries. The issuance of the Employee Stock to Employee hereunder is intended to be exempt from registration under the Securities Act pursuant to Regulation D or Rule 701 thereunder.

(b) In connection with the purchase and sale of the Employee Stock hereunder, Employee represents and warrants to the Company that:

(i) The Employee Stock to be acquired by Employee pursuant to this Agreement will be acquired for Employee’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Employee Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

(ii) Employee is employed by the Company or one of its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Employee Stock.

(iii) Employee is able to bear the economic risk of Employee’s investment in the Employee Stock for an indefinite period of time because the Employee Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(iv) Employee has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Employee Stock and has had full access to such other information concerning the Company as Employee has requested.

(v) This Agreement and each of the other agreements contemplated hereby constitute the legal, valid and binding obligation of Employee, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement and such other agreements by Employee does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Employee is a party or any judgment, order or decree to which Employee is subject.

(vi) Employee is a resident of the [State//Country] of [•].

(vii) Employee is able to read and understand English.

(viii) Employee has had the opportunity to consult Employee’s own tax counsel as to the U.S., federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and each of the other agreements contemplated hereby and acknowledges that the Company has not made any representations regarding such tax consequences or benefits upon which Employee has relied.

(c) As an inducement to the Company to issue the Employee Stock to Employee, and as a condition thereto, Employee acknowledges and agrees that neither the issuance of the Employee Stock to Employee nor any provision contained herein shall entitle Employee to remain in the employment of the Company and its Subsidiaries or otherwise affect the rights of the Company to terminate Employee’s employment at any time for any reason.

2.	Repurchase Option.

(a) In the event Employee ceases to be employed by the Company and its Subsidiaries for any reason (a “Termination”), all of the Employee Stock (whether any such shares are held by Employee or one or more of Employee’s Permitted Transferees (as defined in the Stockholders Agreement) other than the Company) will be subject to repurchase, in each case by the Company and the Investors pursuant to the terms and conditions set forth in this Section 2 (the “Repurchase Option”). The Company’s repurchase rights set forth herein are in addition to the Company’s redemption rights with respect to shares of Series A Preferred Stock set forth in Article Four, Section 3 of the Company’s Amended and Restated Certificate of Incorporation.

(b) In the event of a Termination, the purchase price for each share of Employee Stock purchased under this Agreement will be the Fair Market Value for such share; provided, however, that if Employee’s employment is terminated by the Company or its Subsidiaries for Cause, the purchase price for each share of Employee Stock will be the lesser of (i) Employee’s Original Cost for such share and (ii) the Fair Market Value of such share.

(c) The Board may elect to cause the Company to purchase all or any portion of any of the Employee Stock by delivering written notice (the “Repurchase Notice”) to Employee and Employee’s Permitted Transferees within 90 days after the Termination for any shares of Employee Stock issued at least 181 days prior to the Termination (or, in the case of shares of Employee Stock issued 180 days or less prior to the Termination, within 90 days after the date that is at least 181 days following the date of the issuance of such shares of Employee Stock). The Repurchase Notice will set forth the number of shares of Employee Stock of each class to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Employee Stock held by Employee at the time of delivery of the Repurchase Notice. If the number of shares of Employee Stock then held by Employee is less than the total number of shares of Employee Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the Employee’s Permitted Transferees, pro rata according to the number of shares of Employee Stock held by such Permitted Transferee(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of shares of Employee Stock of each class to be repurchased hereunder will be allocated among Employee and Employee’s Permitted Transferees (if any) pro rata according to the number of shares of Employee Stock to be purchased from such person. Additionally, the Board may cause the Company to assign its rights under this Section 2 to one or more of its Affiliates.

(d) If for any reason the Company does not elect to purchase all of the Employee Stock pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for the shares of Employee Stock the Company has not elected to purchase (the “Available Shares”). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 90 days after the Termination, the Company shall give written notice (the “Option Notice”) to the Investors setting forth the number of Available Shares and the purchase price for the Available Shares. The Investors may elect to purchase any or all of the Available Shares by giving written notice to the Company within 30 days after the Option Notice has been given by the Company. If the Investors elect to purchase an aggregate number of shares greater than the number of Available Shares, the Available Shares shall be allocated among the Investors based upon the number of shares of Common Stock owned by each Investor. As soon as practicable, and in any event within ten days, after the expiration of the 30-day period set forth above, the Company shall notify each holder of Employee Stock as to the number of shares being purchased from such holder by the Investors (the “Supplemental Repurchase Notice”). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Employee Stock, the Company shall also deliver written notice to each Investor setting forth the number of shares such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. The number of shares of Employee Stock of each class to be repurchased hereunder shall be allocated among the Company and the Investors pro rata according to the number of shares of Employee Stock to be purchased by each of them.

(e) The closing of the purchase of the Employee Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or, if later, the Supplemental Repurchase Notice, which date shall not be more than 30 days nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Employee Stock to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts for money borrowed from the Company or for travel and expense advances owed by Employee to the Company or its Subsidiaries (or one or more of Employee’s Permitted Transferees, other than the Company or the Investors); upon full repayment of such bona fide debts, the Company will make payment by a check or wire transfer of funds in the aggregate amount of the remaining purchase price for such Employee Stock. The Investors will pay for the Employee Stock to be purchased by it pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. The Company and/or the Investors, as applicable, will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers’ signatures be guaranteed. In connection with such purchase, Employee acknowledges and agrees that the Company and/or the Investors, as applicable, shall be entitled to receive from Employee customary representations and warranties regarding such purchase and the Employee Stock subject thereto as well as a customary release, in each case in form and substance satisfactory to the Company and/or the Investors, as applicable.

(f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Employee Stock by the Company and/or the Investors, as applicable, shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company’s and its Subsidiaries’ debt and equity financing agreements. If any such restrictions prohibit the repurchase of Employee Stock hereunder which the Company and/or the Investors, as applicable, are otherwise entitled or required to make, the Company and/or the Investors, as applicable, may, notwithstanding anything to the contrary in this Agreement, delay any such repurchases until such time as the Company and/or the Investors, as applicable, are permitted to do so under such restrictions.

(g) If, pursuant to the terms and conditions of this Agreement, the Company and/or the Investors, as applicable, shall make available, at the time and place and in the amount (it being understood that, in certain circumstances, the amount may be $0) and form provided in this Agreement, the consideration for the Employee Stock to be repurchased, in each case, in accordance with the provisions of this Agreement, then from and after such time, the person from whom such Employee Stock is to be purchased shall no longer hold any title or interest in such Employee Stock and shall not have any rights as a holder of such Employee Stock (other than the right to receive payment of such consideration in accordance with this Agreement), and such Employee Stock shall be deemed purchased in accordance with the applicable provisions of this Section 2 and the Company and/or the Investors, as applicable, shall be deemed the owner and holder of such Employee Stock, whether or not the certificates therefor, if any, or any other deliverables as required by this Agreement have been delivered and whether or not the person from whom such Employee Stock is to be purchased has taken any action in connection with such repurchase. Notwithstanding this Section 2(g), Employee shall be required to take such actions as are required to be taken by Employee pursuant to the provisions of this Agreement in connection with such repurchase.

3. Transferability.

(a) The Employee Stock is subject to the transfer restrictions contained in the Stockholders Agreement and the repurchase option contained in Section 2 above. On the date hereof, Employee shall execute and deliver a joinder to each of the Stockholders Agreement and the Registration Rights Agreement, in the forms attached hereto as Exhibit A and Exhibit B and agree to be bound by the terms and provisions thereof. On the date hereof, Employee and Employee’s spouse shall execute and deliver a spousal consent, in the form attached hereto as Exhibit C, and agree to be bound by the terms and provisions thereof.

(b) The certificates representing the Employee Stock, if any, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EMPLOYEE PURCHASE AGREEMENT BETWEEN THE COMPANY AND AN EMPLOYEE OF THE COMPANY DATED AS OF             , 2014. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

4.	Definitions.

“Affiliate” means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning assigned to such term in any written employment or services agreement between the Company or any of its Subsidiaries and Employee or, in the absence of any such written employment or services agreement, shall mean (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other conduct causing the Company or any of its Subsidiaries substantial public disgrace or material economic harm, (iii) any act or omission which in the opinion of a reasonable businessperson would be expected to aid or abet a competitor, supplier or customer of the Company or any of its Subsidiaries to the material disadvantage or detriment of the Company or any of its Subsidiaries, (iv) any material failure to perform duties as reasonably directed by the Board (provided that Employee shall be given notice of such failure and an opportunity to cure such failure within five days following receipt of notice), (v) any breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (vi) any breach of (1) this Agreement, (2) any confidentiality, noncompetition or nonsolicitation covenants made by Employee to the Company or any of its Subsidiaries, (3) any employment or services agreement (including for service as a director, advisor or consultant under Rule 701 of the Securities Act) between Employee and the Company or any of its Subsidiaries or (4) the Stockholders Agreement.

“Series A Preferred Stock” means the Company’s Series A Preferred Stock, par value $0.0001 per share.

“ Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

“Employee Stock” has the meaning assigned to such term in the Recitals to this Agreement and will continue to be Employee Stock in the hands of any holder other than Employee (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Employee Stock will succeed to all rights and obligations attributable to Employee as a holder of Employee Stock hereunder. Employee Stock will also include shares of the Company’s capital stock issued with respect to Employee Stock by way of a stock split, stock dividend or other recapitalization.

“Fair Market Value” of each share of Employee Stock means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which such Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Common Stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Common Stock determined in good faith by the Board.

“Investors” means Thoma Bravo Fund XI, L.P., a Delaware limited partnership, Thoma Bravo Fund XI-A, L.P., a Delaware limited partnership, and Thoma Bravo Executive Fund XI, L.P., a Delaware limited partnership.

“Original Cost” means, with respect to each share of Employee Stock purchased hereunder, the price actually paid by Employee for such share (each as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Public Sale” means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of September 8, 2014, by and among the Investors, the Company and the other stockholders of the Company parties thereto, as the same may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stockholders Agreement” means the Stockholders Agreement, dated as of September 8, 2014, by and among the Investors, the Company and the other stockholders of the Company parties thereto, as the same may be amended from time to time.

“Subsidiary” means any corporation, partnership, limited liability company or similar entity of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors or other governing body directly or through one or more subsidiaries.

5. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given upon the earlier of (i) actual receipt, (ii) three days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, (iii) one business day following the day of facsimile transmission with machine-generated acknowledgment of receipt after such facsimile transmission and (iv) one business day following the business day of deposit with a reputable overnight courier (charges prepaid) for next business day delivery. Such notices, demands and other communications shall be sent to the Company, the Investors or the Employee at the address set forth below and to any other recipient or any subsequent holder of Employee Stock subject to this Agreement at such address or facsimile number as indicated by the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

If to the Company:

SailPoint Technologies Holdings, Inc.

c/o Thoma Bravo, LLC

600 Montgomery Street, 32nd Floor

San Francisco, California 94111

Attention: Seth Boro

                 Chip Virnig

Telephone No.: (415) 263-3660

Telecopy No.: (415) 392-6480

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

Three Embarcadero Center

San Francisco, California 94111

Attention: J. Hovey Kemp

                Jared Jensen

Telephone No.: (415) 733-6000

Telecopy No.: (415) 677-9041

If to Employee:

[NAME]

[•]

Telephone No.: [•]

E-mail: [•]

If to the Investors:

Thoma Bravo Fund XI, L.P., Thoma Bravo Fund XI-A, L.P. or Thoma Bravo Executive Fund XI, L.P.

600 Montgomery Street, 32nd Floor

San Francisco, California 94111

Attention:     Seth Boro

                      Chip Virnig

Telephone No.: (415) 263-3660

Telecopy No.: (415) 392-6480

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

Three Embarcadero Center

San Francisco, California 94111

Attention: J. Hovey Kemp

                Jared Jensen

Telephone No.: (415) 733-6000

Telecopy No.: (415) 677-9041

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

6.	General Provisions.

(a) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b) Confidentiality. Employee may not disclose the terms of this Agreement (except to Employee’s legal and financial advisors) without the prior written consent of the Company and the Investors.

(c) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or other electronic imaging means (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

(e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Employee, the Company, the Investors and their respective successors and assigns (including subsequent holders of Employee Stock); provided, that the rights and obligations of Employee under this Agreement shall not be assignable except in connection with a permitted transfer of Employee Stock hereunder; provided further, that, if the Company proposes to assign the right to repurchase Employee Stock under Section 2 hereof to any of the Investors, such right shall be assigned to all of the Investors pro rata based on each such Investor’s ownership of Common Stock immediately prior to such assignment.

(f) Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(g) Consent to Jurisdiction. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, TO THE EXTENT THE COURT OF CHANCERY DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND THE APPELLATE COURTS HAVING JURISDICTION OF APPEALS IN SUCH COURTS FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(h) Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(i) Remedies. Each of the parties to this Agreement (including the Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(j) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, Employee and the Investors.

(k) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(l) Indemnification and Reimbursement of Payments on Behalf of Employee. The Company and its Subsidiaries shall be entitled to deduct or withhold from any amounts owing from the Company or any of its Subsidiaries to the Employee any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes (“Taxes”) imposed with respect to the Employee’s compensation or other payments from the Company or any of its Subsidiaries or the Employee’s ownership interest in the Company, including, but not limited to, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock. The Employee shall indemnify the Company and its Subsidiaries for any amounts paid on Employee’s behalf with respect to any such Taxes, together with any interest, penalties and related expenses paid by the Company as a result of Employee’s failure to pay any Tax in a timely manner.

(m) Termination. This Agreement shall survive the termination of Employee’s employment with the Company and shall remain in full force and effect after such termination.

(n) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(o) Third Party Beneficiaries. Certain provisions of this Agreement are entered into for the benefit of and shall be enforceable by the Investors as provided herein.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

SAILPOINT TECHNOLOGIES HOLDINGS, INC.

By:
Name:
Its:

[•]

SIGNATURE PAGE TO EMPLOYEE PURCHASE AGREEMENT

Exhibit A

STOCKHOLDERS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Stockholders Agreement, dated as of September 8, 2014 (as the same may hereafter be amended, the “Stockholders Agreement”), by and among SailPoint Technologies Holdings, Inc., a Delaware corporation (the “Company”), and the other persons named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Stockholders Agreement as a holder of Stockholder Shares in the same manner as if the undersigned were an original signatory to the Stockholders Agreement, and the undersigned’s shares of Series A Preferred Stock and Common Stock shall be included as Stockholder Shares under the Stockholders Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the             day of             , 2014.

[•]

Exhibit B

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement, dated as of September 8, 2014 (as the same may hereafter be amended, the “Registration Rights Agreement”), by and among SailPoint Technologies Holdings, Inc., a Delaware corporation (the “Company”), and the other persons named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the             day of             , 2014.

[•]

Exhibit C

SPOUSAL CONSENT

The undersigned spouse hereby acknowledges that I have read the Employee Purchase Agreement to which my spouse is a party, and that I understand its contents. I am aware that such agreement provides for the repurchase of my spouse’s shares of Series A Preferred Stock (the “Series A Shares”), and Common Stock (together with the Series A Shares, the “Shares”), of SailPoint Technologies Holdings, Inc., a Delaware corporation (the “Company”) under certain circumstances and imposes other restrictions on such Shares. I agree that my spouse’s interest in the Shares is subject to the agreement referred to above and the other agreements referred to therein and any interest I may have, or may acquire in the future, in such Shares shall be irrevocably bound by such agreement and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by such agreement.

The undersigned spouse irrevocably constitutes and appoints [•], who is the spouse of the undersigned spouse (the “Securityholder”), as the undersigned’s true and lawful attorney and proxy in the undersigned’s name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Shares of the Company in which the undersigned now has or hereafter acquires any interest and in (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise amendments and modifications of and to terminate the aforementioned agreement and to dispose of any and all such Shares), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Securityholder, or dissolution of marriage and this proxy will not terminate without consent of the Securityholder and the Company:

Securityholder:	Spouse of Securityholder:

[•]	Signature

Printed Name

A-1